Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
171232AG6
125577AQ9
7591EPAA8
Issuer
CHUBB CORP
CIT GROUP INC
REGIONS FINANCIAL CORP
Underwriters
Citigroup, DBSI, Goldman Sachs, Merrill
Lynch
CSFB, DBSI, HSBC
Morgan Keegan, Morgan Stanley, Bear
Stearns, JP Morgan, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CB 4.934% 11/16/2007
CIT 4.75% 8/15/2008
RF 4.5% 8/8/2008
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/11/2005
8/8/2005
8/3/2005
Total amount of offering sold to QIBs
599,532,380
300,000,000
350,000,000
Total amount of any concurrent public offering
0
0
0
Total
599,532,380
300,000,000
350,000,000
Public offering price
 $                                                         100.63
 $                                                           99.91
 $                                                           99.89
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.30%
0.20%
Rating
A2/A
A2/A
A1/A
Current yield
4.65%
4.78%
4.54%
Benchmark vs Spread (basis points)
156 bp
55 bp
48 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
1,730,000
 $
1,740,916
0.29%
-0.25%
0.21%
9/30/2005
SVS I Bond Portfolio
Boston
390,000
 $                   392,461
0.07%
-0.25%
0.29%
9/30/2005
Chicago Funds







Scudder Total Return Fund
Chicago
1,425,000
 $
1,433,992
0.24%
-0.25%
-0.11%
9/30/2005
SVS II Total Return Portfolio
Chicago
480,000
 $                   483,029
0.08%
-0.25%
-0.18%
9/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
405,000
 $                   407,556
0.07%
-0.25%
0.05%
9/30/2005
New York Funds







Scudder Short Duration Fund
New York
390,000
 $                   392,461
0.07%
-0.25%
0.49%
9/30/2005
Total

4,820,000
 $
4,850,414
0.80%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
045056AA6
638588AD5
640096AA1
Issuer
ASHTEAD HOLDINGS PLC
NATIONSRENT INC
NEFF CORPORATION
Underwriters
Citigroup, DBSI, JP Morgan
Jefferies & Co.
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AHTLN 8.625% 8/1/2015
NATREN 9.5% 5/1/2015
NEFFRT 11.25% 6/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/21/2005
4/21/2005
6/30/2005
Total amount of offering sold to QIBs
250,000,000
150,000,000
245,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
150,000,000
245,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
2.50%
Rating
B2/B
Caa1/B-
Caa1/B-
Current yield
8.63%
9.50%
11.25%
Benchmark vs Spread (basis points)
442 bp
446 bp
616 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
40,000
 $                     40,000
0.02%
2.03%
0.00%
7/21/2005
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
1.75%
0.00%
7/21/2005
Chicago Funds







Scudder High Income Fund
Chicago
2,185,000
 $
2,185,000
0.87%
2.03%
0.00%
7/21/2005
Scudder High Income Trust
Chicago
240,000
 $                   240,000
0.10%
2.03%
0.00%
7/21/2005
Scudder Multi-Market Income Trust
Chicago
120,000
 $                   120,000
0.05%
2.03%
0.00%
7/21/2005
Scudder Strategic Income Fund
Chicago
165,000
 $                   165,000
0.07%
2.05%
0.00%
7/21/2005
Scudder Strategic Income Trust
Chicago
30,000
 $                     30,000
0.01%
2.08%
0.00%
7/21/2005
Scudder Total Return Fund
Chicago
170,000
 $                   170,000
0.07%
2.02%
0.00%
7/21/2005
SVS II High Income Portfolio
Chicago
390,000
 $                   390,000
0.16%
2.04%
0.00%
7/21/2005
SVS II Strategic Income Portfolio
Chicago
35,000
 $                     35,000
0.01%
1.89%
0.00%
7/21/2005
SVS II Total Return Portfolio
Chicago
55,000
 $                     55,000
0.02%
2.05%
0.00%
7/21/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
40,000
 $                     40,000
0.02%
2.03%
0.00%
7/21/2005
New York Funds







Scudder High Income Plus Fund
New York
360,000
 $                   360,000
0.14%
2.03%
0.00%
7/21/2005
Scudder Limited Duration Plus
New York
20,000
 $                     20,000
0.01%
2.19%
0.00%
7/21/2005
Total

3,860,000
 $
3,860,000
1.54%












Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BR7
165167BM8
165167BK2
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
BoA, Bear Stearns, CSFB, Lehman Brothers, UBS,
Citigroup, DBSI, Goldman Sachs, Morgan Stanley,
Wachovia, ABN Amro, Nesbitt Burns, BNP
Paribas, Bosc Inc, Calyon, Comerica, Fortis, Piper
Jaffray
BoA, CSFB, DBSI, Lehman Brothers, UBS, Bear
Stearns, BNP Paribas, Citigroup, Morgan Stanley,
ABN Amro, Bosc Inc, Calyon, Comerica, Fortis,
Harris Nesbitt, Piper Jaffray, RBC Dominion, RBS
Greenwich Capital
BoA, CSFB, DBSI, Lehman Brothers, UBS, Bear
Stearns, BNP Paribas, Citgroup, Comerica, Morgan
Stanley, Raymond James, RBC Capital Markets,
Suntrust, TD Waterhouse, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 6.5% 8/15/2017
CHK 6.625% 1/15/2016
CHK 6.375% 6/15/2015
Is the affiliate a manager or co-manager of offering?
Senior Co-Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/11/2005
4/13/2005
12/1/2004
Total amount of offering sold to QIBs
600,000,000
600,000,000
600,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
600,000,000
600,000,000
Public offering price
 $                                                           98.98
 $                                                           99.07
 $                                                           99.06
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.63%
1.63%
1.75%
Rating
Ba2/BB-
Ba2/BB-
Ba2/BB-
Current yield
6.63%
6.75%
6.75%
Benchmark vs Spread (basis points)
230 bp
175 bp
189 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
725,000
 $                   717,583
0.12%
2.80%
0.21%
9/30/2005
SVS I Bond Portfolio
Boston
161,000
 $                   159,353
0.03%
2.80%
0.29%
9/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
3,860,000
 $                 3,820,512
0.64%
2.80%
-0.46%
9/30/2005
Scudder High Income Trust
Chicago
420,000
 $                   415,703
0.07%
2.80%
-0.88%
9/30/2005
Scudder Multi-Market Income Trust
Chicago
215,000
 $                   212,801
0.04%
2.80%
1.89%
9/30/2005
Scudder Strategic Income Fund
Chicago
275,000
 $                   272,187
0.05%
2.80%
0.35%
9/30/2005
Scudder Strategic Income Trust
Chicago
50,000
 $                     49,489
0.01%
2.80%
1.92%
9/30/2005
Scudder Total Return Fund
Chicago
818,000
 $                   809,632
0.14%
2.80%
-0.11%
9/30/2005
SVS II Fixed Income Portfolio
Chicago
309,000
 $                   305,839
0.05%
2.80%
0.34%
9/30/2005
SVS II High Income Portfolio
Chicago
690,000
 $                   682,941
0.12%
2.80%
-0.49%
9/30/2005
SVS II Strategic Income Portfolio
Chicago
60,000
 $                     59,386
0.01%
2.80%
0.44%
9/30/2005
SVS II Total Return Portfolio
Chicago
276,000
 $                   273,177
0.05%
2.80%
-0.18%
9/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
222,000
 $                   219,729
0.04%
2.80%
0.05%
9/30/2005
New York Funds







Scudder High Income Plus Fund
New York
640,000
 $                   633,453
0.11%
2.80%
-0.46%
9/30/2005
Scudder Lifecycle Long Range Fund
New York
268,000
 $                   265,258
0.04%
2.80%
0.23%
9/30/2005
Scudder Limited Duration Plus Fund
New York
35,000
 $                     34,642
0.01%
2.80%
0.58%
9/30/2005
Total

9,024,000
 $                 8,931,684
1.50%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
413627AV2
552953AQ4
983130AB1
Issuer
HARRAHS OPERATING CO
MGM MIRAGE
WYNN LAS VEGAS
Underwriters
Barclays, Citigroup, BoA, Bear Stearns, BNP
Paribas, Commerce Bank, Daiwa Securities, DBSI,
Goldman Sachs, JP Morgan, Morgan Stanley,
Ramirez & Co, Scotia Capital, Wells Fargo
Merrill Lynch, Morgan Stanley
BoA, Bear Stearns, DBSI, JP Morgan, SG
Americas
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HET 5.75% 10/1/2017
MGM 6.625% 7/15/2015
WYNN 6.625% 12/1/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
Joint Lead Managers
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/21/2005
6/9/2005
11/22/2004
Total amount of offering sold to QIBs
750,000,000
500,000,000
1,300,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
500,000,000
1,300,000,000
Public offering price
 $                                                           99.35
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.30%
0.75%
0.20%
Rating
Baa3/BBB-
Ba2/BB
B2/B+
Current yield
5.83%
6.63%
6.63%
Benchmark vs Spread (basis points)
165 bp
251 bp
317 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
2,108,000
 $                 2,094,277
0.28%
-1.48%
-0.63%
9/30/2005
SVS I Bond Portfolio
Boston
840,000
 $                   834,532
0.11%
-1.48%
-0.57%
9/30/2005
Chicago Funds







SVS II Total Return Portfolio
Chicago
393,000
 $                   390,442
0.05%
-1.48%
-0.67%
9/30/2005
New York Funds







Scudder Lifecycle Long Range Fund
New York
298,000
 $                   296,060
0.04%
-1.48%
-0.96%
9/30/2005
Scudder Fixed Income Fund
New York
1,787,000
 $                 1,775,367
0.24%
-1.48%
-0.39%
9/30/2005
Total

5,426,000
 $                 5,390,677
0.72%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
571748AN2
02635PTB9
459745FQ3
Issuer
MARSH & MCLENNAN
AMERICAN GENERAL FINANCE
INTERNATIONAL LEASE FINANCE CORP
Underwriters
BoA, Citigroup, DBSI, Goldman Sachs, Merrill
Lynch, UBS, Morgan Stanley, Scotia Capital,
Wells Fargo
BoA, DBSI, HSBC, BNY Capital Markets,
Keybanc Capital Markets, RBC Capital Markets,
Scotia Capital
BNP Paribas, DBSI, HSBC, JP Morgan, Mitsubishi
UFJ Securities, Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MMC 5.15% 9/15/2010
AIG 4.875% 7/15/2012
AIG 4.875% 9/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/13/2005
7/6/2005
8/18/2005
Total amount of offering sold to QIBs
550,000,000
700,000,000
600,000,000
Total amount of any concurrent public offering
0
0
0
Total
550,000,000
700,000,000
600,000,000
Public offering price
 $                                                           99.87
 $                                                           99.89
 $                                                           99.85
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.40%
0.30%
Rating
Baa2/BBB
A1/A+
A1/AA-
Current yield
5.18%
4.89%
4.91%
Benchmark vs Spread (basis points)
125 bp
80 bp
75 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
355,000
 $                   354,553
0.06%
-0.52%
-0.85%
9/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
660,000
 $                   659,168
0.12%
-0.52%
-0.92%
9/30/2005
New York Funds







Scudder Fixed Income Fund
New York
2,635,000
 $                 2,631,680
0.48%
-0.52%
-0.66%
9/30/2005
Scudder Lifecycle Long Range Fund
New York
580,000
 $                   579,269
0.11%
-0.52%
0.14%
9/30/2005
Scudder Short Duration Fund
New York
335,000
 $                   334,578
0.06%
-0.52%
-0.20%
9/30/2005
Total

4,565,000
 $                 4,559,248
0.83%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
552953AT8
552953AQ4
983130AB1
Issuer
MGM MIRAGE INC
MGM MIRAGE INC
WYNN RESORTS LTD
Underwriters
BoA, Citigroup, DBSI, Merrill Lynch
Merrill Lynch, Morgan Stanley
BoA, Bear Stearns, DBSI, JP Morgan, SG
Americas
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MGM 6.625% 7/15/2015
MGM 6.625% 7/15/2015
WYNN 6.625% 12/1/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/25/2005
6/9/2005
11/22/2004
Total amount of offering sold to QIBs
375,000,000
500,000,000
1,300,000,000
Total amount of any concurrent public offering
0
0
0
Total
375,000,000
500,000,000
1,300,000,000
Public offering price
 $                                                         101.38
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.63%
0.75%
2.00%
Rating
Ba2/BB
Ba2/BB
B2/B+
Current yield
6.43%
6.63%
6.63%
Benchmark vs Spread (basis points)
226 bp
228 bp
303 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
370,000
 $                   375,088
0.10%
-2.47%
-0.55%
9/30/2005
SVS I Bond Portfolio
Boston
80,000
 $                     81,100
0.02%
-2.47%
-0.43%
9/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
965,000
 $                   978,269
0.26%
-2.47%
-0.95%
9/30/2005
Scudder High Income Trust
Chicago
100,000
 $                   101,375
0.03%
-2.47%
-1.21%
9/30/2005
Scudder Multi-Market Income Trust
Chicago
55,000
 $                     55,756
0.01%
-2.47%
1.48%
9/30/2005
Scudder Strategic Income Fund
Chicago
70,000
 $                     70,963
0.02%
-2.47%
-0.14%
9/30/2005
Scudder Strategic Income Trust
Chicago
15,000
 $                     15,206
0.00%
-2.46%
1.49%
9/30/2005
Scudder Total Return Fund
Chicago
315,000
 $                   319,331
0.08%
-2.47%
0.88%
9/30/2005
SVS II Fixed Income Portfolio
Chicago
130,000
 $                   131,788
0.03%
-2.47%
-0.51%
9/30/2005
SVS II High Income Portfolio
Chicago
175,000
 $                   177,406
0.05%
-2.47%
-0.85%
9/30/2005
SVS II Strategic Income Portfolio
Chicago
15,000
 $                     15,206
0.00%
-2.46%
-0.09%
9/30/2005
SVS II Total Return Portfolio
Chicago
105,000
 $                   106,444
0.03%
-2.47%
0.85%
9/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
160,000
 $                   162,200
0.04%
-2.47%
-0.72%
9/30/2005
New York Funds







Scudder High Income Plus Fund
New York
160,000
 $                   162,200
0.04%
-2.47%
-0.95%
9/30/2005
Scudder Lifecycle Long Range Fund
New York
115,000
 $                   116,581
0.03%
-2.47%
1.33%
9/30/2005
Scudder Lifecycle Mid Range Fund
New York
5,000
 $                       5,069
0.00%
-1.11%
-2.48%
9/16/2005
Scudder Lifecycle Short Range Fund
New York
5,000
 $                       5,069
0.00%
-1.11%
-1.20%
9/16/2005
Scudder Limited Duration Plus Fund
New York
50,000
 $                     50,688
0.01%
-2.47%
0.58%
9/30/2005
Total

2,890,000
 $                 2,929,738
0.77%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
78442FDQ8
40429CCT7
59018YVQ1
Issuer
SLM CORP
HSBC FINANCE CORP
MERRILL LYNCH & CO
Underwriters
ABN Amro, BoA, Barclays, BNP Paribas, CSFB,
DBSI, Dresdner, Goldman Sachs, HSBC, Lehman
Brothers, Merrill Lynch, Morgan Stanley, RBC
Capital Markets, UBS, Wachovia
HSBC, Barclays, Comerica, National Australia
Bank
Merrill Lynch, Morgan Keegan, Ramirez & Co.
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SLMA Float 3.81% 7/27/2009
HSBC Float 3.96% 7/19/2012
MER Float 3.71% 7/7/2008
Is the affiliate a manager or co-manager of offering?
Co-Agent
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/26/2005
7/12/2005
6/29/2005
Total amount of offering sold to QIBs
2,000,000,000
750,000,000
700,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,000,000,000
750,000,000
700,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.40%
0.40%
0.25%
Rating
A2/A
A1/A
Aa3/A+
Current yield
3.81%
3.96%
3.71%
Benchmark vs Spread (basis points)
14 bp
32.5 bp
20 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
1,416,000
 $                 1,416,000
0.07%
0.10%
0.29%
8/18/2005
Chicago Funds







Scudder Total Return Fund
Chicago
1,749,000
 $                 1,749,000
0.09%
0.13%
-0.76%
8/18/2005
Total

3,165,000
 $                 3,165,000
0.16%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
9297664T7
64352VMA6
02660TET6
Issuer
WACHOVIA BANK COMMERCIAL
MORTGAGE TRUST
NEW CENTURY HOME EQUITY LOAN
TRUST
AMERICAN HOME MORTGAGE
INVESTMENT TRUST
Underwriters
Wachovia, DSBI, Goldman Sachs, Merrill Lynch,
Nomura
BoA, Countrywide Securities, Bear Stearns,
Northeast Securities
Lehman Brothers, Bear Stearns, UBS, RBS
Greenwich Capital, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WBMCT 2005-C20 AMFX 5.179% 7/15/2042
NHCET 1005-A A6 4.594% 8/25/2035
AHM 2005-2 5A3 5.077% 9/25/2035
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/11/2005
6/16/2005
6/22/2005
Total amount of offering sold to QIBs
266,384,000
88,386,000
243,690,000
Total amount of any concurrent public offering
0
0
0
Total
266,384,000
88,386,000
243,690,000
Public offering price
 $                                                         100.50
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.18%
0.18%
0.15%
Rating
AAA/AAA
AAA/AAA
Aaa/AAA
Current yield
5.14%
4.59%
5.08%
Benchmark vs Spread (basis points)
32 bp
60 bp
85 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
6,855,000
 $                 6,888,973
2.57%
-0.06%
0.21%
9/30/2005
SVS I Bond Portfolio
Boston
1,550,000
 $                 1,557,682
0.58%
-0.06%
0.29%
9/30/2005
Chicago Funds







Scudder Total Return Fund
Chicago
5,620,000
 $                 5,647,853
2.11%
-0.06%
-0.11%
9/30/2005
SVS II Total Return Portfolio
Chicago
1,890,000
 $                 1,899,367
0.71%
-0.06%
-0.18%
9/30/2005
New York Funds







Scudder Fixed Income Fund
New York
12,020,000
 $               12,079,571
4.51%
-0.06%
0.41%
9/30/2005
Total

27,935,000
 $               28,073,446
10.49%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
96949VAJ2
638588AD5
640096AA1
Issuer
WILLIAM SCOTSMAN
NATIONSRENT INC
NEFF RENTAL
Underwriters
BoA, Citigroup, DBSI, Lehman Brothers, CIBC
Oppenheimer
Jefferies
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SCOTS 8.5% 10/1/2015
NATREN 9.5% 5/1/2015
NEFFRT 11.25% 6/15/2015
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CIBC Oppenheimer
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/20/2005
4/21/2005
6/30/2005
Total amount of offering sold to QIBs
350,000,000
150,000,000
245,000,000
Total amount of any concurrent public offering
0
0
0
Total
350,000,000
150,000,000
245,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
2.50%
Rating
B3/B
Caa1/B-
Caa1/B-
Current yield
8.50%
9.50%
11.25%
Benchmark vs Spread (basis points)
425 bp
429 bp
573 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
75,000
 $                     75,000
0.02%
1.25%
-0.40%
9/30/2005
SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.00%
1.25%
-0.43%
9/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
5,510,000
 $                 5,510,000
1.57%
1.25%
-0.23%
9/30/2005
Scudder High Income Trust
Chicago
590,000
 $                   590,000
0.17%
1.25%
-0.34%
9/30/2005
Scudder Multi-Market Income Trust
Chicago
310,000
 $                   310,000
0.09%
1.25%
0.41%
9/30/2005
Scudder Strategic Income Fund
Chicago
400,000
 $                   400,000
0.11%
1.25%
-0.34%
9/30/2005
Scudder Strategic Income Trust
Chicago
75,000
 $                     75,000
0.02%
1.25%
0.42%
9/30/2005
Scudder Total Return Fund
Chicago
415,000
 $                   415,000
0.12%
1.25%
0.33%
9/30/2005
SVS II High Income Portfolio
Chicago
980,000
 $                   980,000
0.28%
1.25%
-0.12%
9/30/2005
SVS II Strategic Income Portfolio
Chicago
90,000
 $                     90,000
0.03%
1.25%
-0.35%
9/30/2005
SVS II Total Return Portfolio
Chicago
140,000
 $                   140,000
0.04%
1.25%
0.31%
9/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
100,000
 $                   100,000
0.03%
1.25%
-0.36%
9/30/2005
New York Funds







Scudder High Income Plus Fund
New York
915,000
 $                   915,000
0.26%
1.25%
-0.23%
9/30/2005
Scudder Limited Duration Plus Fund
New York
45,000
 $                     45,000
0.01%
1.25%
-0.04%
9/30/2005
Total

9,660,000
 $                 9,660,000
2.76%










Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
00635P107
926471103
126667104
Issuer
ADAMS RESPIRATORY THERAPUTICS INC
VICURON PHARMACEUTICALS
CV THERAPEUTICS
Underwriters
Merrill Lynch, Morgan Stanley, DBSI, RBC
Capital Markets
Morgan Stanley
Lehman Brothers, Merrill Lynch, First Albany,
Piper Jaffray, SG Cowen
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
ARXT US
MICU US
CVTX US
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/8/2005
9/30/2004
6/28/2005
Total dollar amount of offering sold to QIBs
 $                                             247,660,000.00
 $                                                   70,800,000
 $                                                 157,680,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                  -
 $                                                                  -
Total
 $                                             247,660,000.00
 $                                                   70,800,000
 $                                                 157,680,000
Public offering price
 $                                                           43.75
 $                                                           14.75
 $                                                           21.60
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
 $                                                             2.19
 $                                                             0.54
 $                                                             1.19
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Global Discovery Fund
Boston
                        66,900
 $
2,926,875
1.18%
-7.06%
3.32%
12/31/2005
SVS I Global Discovery Fund
Boston
                        32,400
 $
1,417,500
0.57%
-7.06%
3.31%
12/31/2005
Total

99,300
 $                 4,344,375
1.75%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
428040BX6
96949VAJ2
640096AA1
Issuer
HERTZ CORP
WILLIAM SCOTSMAN
NEFF RENTAL
Underwriters
Deutsche Bank AG, Goldman Sachs, JP Morgan,
Lehman Brothers, Merrill Lynch, BNP Paribas,
Calyon, Royal Bank of Scotland
BoA, Citigroup, DBSI, Lehman Brothers, CIBC
Oppenheimer
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HTZ 8.875% 1/1/2014
SCOTS 8.5% 10/1/2015
NEFFRT 11.25% 6/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
BNP Paribas
CIBC Oppenheimer
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/15/2005
9/20/2005
6/30/2005
Total amount of offering sold to QIBs
1,800,000,000
350,000,000
245,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,800,000,000
350,000,000
245,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.25%
2.50%
Rating
B1/B
B3/B
Caa1/B-
Current yield
8.88%
8.50%
11.25%
Benchmark vs Spread (basis points)
449 bp
339 bp
550 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
 $                     75,000
 $                     75,000
0.00%
1.88%
0.47%
12/31/2005
SVS I Bond Portfolio
Boston
 $                     20,000
 $                     20,000
0.00%
1.88%
0.58%
12/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
 $               11,095,000
 $               11,095,000
0.62%
1.88%
0.37%
12/31/2005
Scudder High Income Trust
Chicago
 $                 1,215,000
 $                 1,215,000
0.07%
1.88%
0.27%
12/31/2005
Scudder Multi-Market Income Trust
Chicago
 $                   650,000
 $                   650,000
0.04%
1.88%
0.72%
12/31/2005
Scudder Strategic Income Fund
Chicago
 $                   785,000
 $                   785,000
0.04%
1.88%
0.00%
12/31/2005
Scudder Strategic Income Trust
Chicago
 $                   160,000
 $                   160,000
0.01%
1.88%
0.60%
12/31/2005
Scudder Total Return Fund
Chicago
 $                   960,000
 $                   960,000
0.05%
1.88%
-1.04%
12/31/2005
SVS II High Income Portfolio
Chicago
 $                 1,950,000
 $                 1,950,000
0.11%
1.88%
0.49%
12/31/2005
SVS II Strategic Income Portfolio
Chicago
 $                   200,000
 $                   200,000
0.01%
1.88%
0.17%
12/31/2005
SVS II Total Return Portfolio
Chicago
320,000
 $                   320,000
0.02%
1.88%
-1.00%
12/31/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     70,000
 $                     70,000
0.00%
1.88%
0.70%
12/31/2005
New York Funds







Scudder High Income Plus Fund
New York
 $                 1,930,000
 $                 1,930,000
0.11%
1.88%
0.69%
12/31/2005
Scudder Limited-Duration Plus Fund
New York
 $                     90,000
 $                     90,000
0.01%
1.88%
0.22%
12/31/2005
Total

19,520,000
 $               19,520,000
1.08%